EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Northstar Electronics, Inc. (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive and Financial Officer of the Registrant, certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report, to which this certification is attached as Exhibit 32, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

Dated: September 21, 2021	/s/ Howard Nash
Howard Nash
Chief Executive Officer and Chief Financial Officer